Exhibit 99.2

SETTLEMENT AND RELEASE AGREEMENT
FOR COMMON STOCK

KAL Energy, Inc.

To:	KAL Energy, Inc.
World Trade Center 14th Floor Jl. Jenderal Sudirman Kav. 29-31 Jakarta 12920, Indonesia

In light of both parties desire to resolve the debts of KAL Energy, Inc., a Delaware corporation (the “Company”) with the undersigned, this Settlement and Release Agreement (the “Agreement”) is made between the Company and the undersigned, whereby the undersigned (the “Creditor”) will take ________________________________________ shares of common stock , par value $0.0001 per share, (the “Shares”) of the Company in complete settlement and satisfaction of the $__________________________________ (the “Settlement Amount”) owed the Creditor, which is effectively a purchase price of $0.012 per common share (the “Purchase Price”).  This Agreement is in accordance with and subject to the terms and conditions described below.

In consideration of the and Company’s agreement to sell the Shares to the Creditor for the Settlement Amount upon the terms and conditions contained herein, the Creditor agrees and represents as follows:

B.  Settlement and Release.

1.           The Company’s issuance of the Shares for the Settlement Amount will constitute complete satisfaction of all of the demands, debts, accounts and obligations between the Creditor and the Company.

2.           The Creditor hereby forever releases and discharges the Company and its parent, subsidiaries and affiliated entities, and each of their past, present and future officers, directors, shareholders, agents, employees and insurers, and their successors and assigns, from any and all complaints, charges, claims, liabilities, demands, debts, accounts, obligations, promises, suits, actions, causes of action, and demands in law or equity, including claims for damages, attorney fees or costs, whether known or unknown, which the Creditor now has or claims to have, or which the Creditor at any time may have had or claimed to have, or which the Creditor at any time hereafter may have, or claim to have, arising at any time in the past to and including the date of this Agreement, regarding any matter relating in any way to the Settlement Amount.

3.           The Creditor further acknowledges and agrees that this Agreement shall operate as a complete bar to recovery in any and all litigation, charges, complaints, grievances or demands of any kind whatsoever now pending or now contemplated, or which might at any time be filed including, but without limiting the generality of the foregoing, any and all matters arising out of or in any manner whatsoever connected with the Settlement Amount. Upon delivery of the Shares by the Company to the Creditor each and all of the claims regarding any matter relating in any way to the Settlement Amount are hereby fully and finally settled, compromised and released.

4.           Notwithstanding the foregoing and for clarity sake, the Creditor does not release or discharge the Company from any of its indemnification obligations that it may have, that have arisen, or could arise, with respect to the Creditor stemming from Creditor’s service as a director of the Company during the period of Creditor’s service to the Company as a director.

C.  Terms of Subscription.

1.           The Creditor hereby irrevocably subscribes for and agrees to convert its Settlement Amount for the Shares. Upon execution of this Agreement by the Creditor, a stock certificate for the number of Shares purchased will be issued in the name of the Creditor, and the name of such Creditor will be registered on the stock transfer books of the Company as the record owner of such Shares.  In due course, the Company will issue and deliver to the Creditor the stock certificates representing the Shares purchased.

2.           The Creditor hereby agrees to be bound thereby upon the (i) execution and delivery to the Company of this Agreement and (ii) acceptance by the Company of the Agreement.

3.           The Creditor is an “accredited investor” as such term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), for the following reason (Please initial one or more):

____
My individual income was in excess of $200,000 in each of the past two years, or my joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect my income to reach the same level in the current year.

____	My individual net worth or joint net worth with my spouse exceeds $1,000,000.

____
The Creditor is a trust, corporation or partnership with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase of the Shares will be directed by a person whose knowledge and experience in financial and business matters is such that he or she is capable of evaluating the merits and risks of the investment in the Shares.

____	The Creditor is an entity in which all of the equity owners are accredited investors.

____	Other (Please specify): _______________________________________
_________________________________________________________

4.           because the purchaser is a director and executive officer of the Company.

G.  Experience and Suitability.  The Creditor has such knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Shares and to make an informed decision relating thereto.  The Creditor has the financial capability for making and protecting the investment and can afford a complete loss of the investment.  The investment is a suitable one for the Creditor.

H.  No Need for Liquidity.  The Creditor is aware that this investment may not be readily liquidated in case of an emergency and that the Shares being purchased may have to be held for an indefinite period of time.  The Creditor’s overall commitment to investments which are not readily marketable is not excessive in view of my/its net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive.  In view of such facts, the Creditor has adequate means of providing for any current needs, anticipated future needs and possible contingencies and emergencies and has no need for liquidity in the investment in the Shares.  The Creditor is able to bear the economic risk of this investment.

I.  Opportunity to Investigate.  The Creditor has familiarized itself with all of the Company’s publicly available filings and other information contained at the Securities and Exchange Commission’s data retrieval system at:

http://idea.sec.gov/cgi-bin/browse-
idea?action=getcompany&CIK=0001162895&owner=exclude&count=40

(generally - http://idea.sec.gov/idea/searchidea/companysearch_idea.html)

and prior to the execution of this Agreement, the Creditor has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this transaction, and the finances, operations, business and prospects of the Company.  The Creditor has also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company.  Accordingly, the Creditor has independently evaluated the risks of converting the Settlement Amount into the Shares at the Purchase Price, and the Creditor has received information with respect to all matters which the Creditor considers material to the Creditor’s decision to make this investment.

J.  Risk Factors.  The Creditor has carefully considered the potential risks relating to the Company and a purchase of the Shares.  The Creditor fully understands that the Company has a limited financial and operating history and that the Shares are speculative investments which involve a high degree of risk of loss of the Creditor’s entire investment.  The Creditor is familiar with the general risks of investment in companies with a limited operating history.  The Creditor understands that the Company is subject to all of such risks, and to all of the risks inherent in any junior mining and mineral exploration company.

H.  Investment Purpose.  The Creditor is acquiring the Shares for the Creditor’s own account for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Shares.  The Creditor understands that the Shares have not been registered under the Securities Act or the securities laws of any state, and the Creditor hereby agrees not to make any sale, transfer or other disposition of any such Shares unless either (i) the Shares first shall have been registered under the Securities Act and all applicable state securities laws, or (ii) an exemption from such registration is available, and the Company has received such documents and agreements from the Creditor and the transferee as the Company requests at such time.

I.  Legends.  The Creditor understands that until the Shares have been registered under the Securities Act and applicable state securities laws each certificate representing such securities shall bear a legend substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, HAVE BEEN ACQUIRED FOR INVESTMENT, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAW IS IN EFFECT WITH REGARD THERETO OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

J.  No Regulatory Approval of Merits.  The Creditor understands that neither the Securities and Exchange Commission nor the commissioner or department of securities or attorney general of any state has passed upon the merits or qualifications of, nor recommended nor approved, the Shares.  Any representation to the contrary is a criminal offense.

K.  Independent Advice.  The Creditor understands that the Creditor is urged to seek independent advice from professional advisors relating to the suitability for the Creditor of an investment in the Company in view of the Creditor’s overall financial needs and with respect to the legal and tax implications of such an investment.

O.  Indemnification. The Creditor understands the meaning and legal consequences of this Agreement and agrees to indemnify and hold harmless the Company and each director and officer thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Creditor contained in this Agreement.

P.  Authority and Noncontravention.  The execution and performance hereof violates no order, judgment, injunction, agreement or controlling document to which the Creditor is a party or by which the Creditor is bound.  If an organization, (i) the Creditor is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it has been formed; (ii) the Creditor has the right and power under its organizational instruments to execute, deliver and perform its obligations hereunder; and (iii) this Agreement has been duly authorized by all necessary action on the part of all officers, directors, partners, stockholders and trustees and will not violate any agreement to which the Creditor is a party; and (iv) the individual executing and delivering this Agreement has the requisite right, power, capacity and authority to do so on behalf of the organization.  The Creditor has not been organized for the purpose of subscribing for the Shares.

Q.  Duration.  The Creditor understands that the Creditor may not cancel, terminate or revoke this Agreement or any agreement made by the Creditor hereunder and that this Agreement shall survive the Creditor’s death or disability and shall be binding upon the Creditor’s heirs, executors, administrators, successors and assigns.

R.  Miscellaneous.

7.      Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, to the address listed above, Attention: Andrew Caminschi, or (ii) if to the Creditor, at the address set forth in Part O, or at such other address as may have been specified by written notice given in accordance with this paragraph.

8.      Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof.  No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

9.      Modifications and Amendments.  The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.

10.    Waivers and Consents.  Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Creditor, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

11.    Counterparts. This Agreement may be executed in one or more counterparts, and by telefax transmission, and each such counterpart shall be deemed an original, and all of which, when taken together, shall constitute but one and the same instrument.

12.    Governing Law.  This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by the Delaware courts to agreements entered into and to be performed in Delaware by and between residents of Delaware, and shall be binding upon the Creditor, the Creditor’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

Q.  The Creditor is purchasing the Shares as follows (please check as appropriate):

______ individually                        ______ in trust

______ joint tenants                       ______ as a partnership

______ tenants in common            ______ other:_______________________

Name: ______________________________________________________
Telephone: __________________________________________________
Home Address: _______________________________________________
City: _________________           State:   ______________________________
Zip: __________________
Business: ____________________________________________________
Address: _____________________________________________________
City: _________________           State: ______________________________
Zip: __________________
Business Telephone: ____________________________________________

Communications should be sent to:               ________ business or
________ home address

Federal Income Tax I.D. No. (Social Security Number for
Individual Investors) ______________________________

R.  Under penalties of perjury, the Creditor certifies that:

1.           The Company has my correct Taxpayer Identification Number (Social Security Number for Individual Investors);

2.           The Creditor is not subject to backup withholding either because the Creditor has not been notified by the Internal Revenue Service (IRS) that the Creditor is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified the Creditor that the Creditor is no longer subject to backup withholding.

IN WITNESS WHEREOF, the Creditor has executed this Agreement as of this 27th day of February, 2009.

Signature

Print Name

***************************************************************

The foregoing settlement and release and subscription for Shares of KAL Energy, Inc. is hereby accepted.

KAL Energy, Inc.

By:	//s// Andrew Caminschi
Andrew Caminschi, Chief Financial Officer

DATE: February 27, 2009